UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22894

INVESTMENT MANAGERS SERIES TRUST II
(Exact name of registrant as specified in charter)

235 W. Galena Street
Milwaukee, WI 53212
(Address of principal executive offices) (Zip code)

Constance Dye Shannon
UMB Fund Services, Inc.
235 W. Galena Street
Milwaukee, WI 53212
(Name and address of agent for service)

(414) 299-2295
Registrant's telephone number, including area code

Date of fiscal year end: September 30

Date of reporting period: September 30, 2016

Item 1. Report to Stockholders.

The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

Vivaldi Merger Arbitrage Fund
Class A Shares
(Ticker Symbol: VARAX)
Class I Shares
(Ticker Symbol: VARBX)

ANNUAL REPORT
September 30, 2016

Vivaldi Merger Arbitrage Fund
A series of Investment Managers Series Trust II

Table of Contents

Shareholder Letter	1
Fund Performance	8
Schedule of Investments	10
Statement of Assets and Liabilities	14
Statement of Operations	15
Statement of Changes in Net Assets	16
Financial Highlights	17
Notes to Financial Statements	19
Report of Independent Registered Public Accounting Firm	27
Supplemental Information	28
Expense Example	30

This report and the financial statements contained herein are provided for the general information of the shareholders of the Vivaldi Merger Arbitrage Fund.  This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

www.vivaldifunds.com

Vivaldi Merger Arbitrage Fund Annual Letter to Shareholders

Dear Investors:

For the fiscal year ending September 30, 2016, the Vivaldi Merger Arbitrage Fund (“the Fund”) Class A Shares, VARAX, returned +2.66% at NAV and Class I Shares, VARBX, returned +3.06%, net of fees. Fund performance was positive in three of four quarters during the fiscal year, with only the final quarter detracting marginally from performance. During the fiscal year under review, the S&P 500 Index finished up +15.43% and the Barclays Aggregate Bond Index returned +5.19%. Please reference the chart below for the Fund’s historical returns since inception. (Exhibit: A 1)

VARBX Historical Returns (Apr 2000 – Sept 2016)
	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	YTD*
2016	0.00%	0.88%	1.46%	-0.38%	0.87%	0.00%	-0.76%	-1.15%	0.10%				0.98%
2015	0.80%	1.04%	0.35%	0.46%	0.48%	-2.12%	1.74%	0.49%	-0.14%	0.02%	0.60%	1.43%	5.22%
2014	0.08%	0.31%	0.25%	-3.89%	1.94%	1.30%	2.66%	1.81%	-0.51%	-1.08%	2.03%	-0.02%	4.81%
2013	0.33%	0.29%	0.74%	0.18%	0.11%	0.15%	0.69%	0.18%	0.86%	0.80%	0.31%	0.78%	5.55%
2012	0.44%	0.24%	0.30%	0.17%	0.24%	0.43%	0.09%	0.44%	0.13%	-3.37%	1.62%	1.69%	2.36%
2011	0.45%	0.61%	0.03%	0.32%	0.55%	0.49%	0.20%	-0.24%	-0.20%	0.75%	0.05%	-0.02%	3.03%
2010	0.29%	0.96%	1.41%	0.41%	0.02%	0.26%	0.60%	2.32%	0.18%	0.19%	0.22%	0.26%	7.33%
2009	0.31%	0.24%	0.69%	0.40%	0.02%	1.34%	1.90%	1.24%	0.70%	0.73%	1.35%	0.68%	10.02%
2008	-0.14%	0.79%	1.16%	2.00%	1.55%	0.32%	1.20%	2.62%	1.05%	1.72%	0.24%	0.59%	13.88%
2007	3.54%	0.81%	0.84%	0.94%	2.14%	-0.29%	2.48%	2.52%	0.66%	1.72%	2.06%	1.40%	20.46%
2006	3.90%	1.61%	1.11%	0.82%	0.16%	1.96%	0.73%	-0.23%	1.39%	2.41%	2.36%	1.02%	18.58%
2005	0.50%	1.12%	1.48%	-0.45%	2.10%	0.66%	1.80%	1.00%	0.57%	0.30%	1.74%	2.38%	13.99%
2004	1.17%	1.17%	2.11%	0.78%	1.16%	1.05%	-1.10%	0.01%	-3.82%	1.50%	1.00%	1.87%	6.97%
2003	0.58%	0.58%	0.35%	1.19%	0.01%	0.16%	0.29%	-0.03%	1.11%	1.17%	0.58%	1.75%	8.00%
2002	0.21%	0.51%	1.00%	0.02%	1.14%	0.93%	0.23%	0.33%	0.84%	0.01%	0.21%	0.49%	6.07%
2001	2.68%	1.75%	-5.20%	-1.70%	3.80%	1.40%	0.82%	2.68%	1.75%	1.17%	1.40%	2.52%	13.52%
2000	---	---	---	1.30%	4.97%	7.70%	6.30%	1.28%	9.92%	3.85%	3.97%	4.20%	52.5%

*	Cumulative Return

Performance quoted represents past performance and does not guarantee future results. Performance shown includes the performance of the unregistered Predecessor Fund (Incepted 4/1/2000) which converted its assets and performance into the Vivaldi Merger Arbitrage Fund on 10/01/2015. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.   Current performance may be lower or higher than that shown here. The performance history is net of all fees and reflects the impact of the Contractual Waiver Agreement. If the Contractual Waiver Agreement were not in place, the Fund’s performance would be reduced. Performance data current to the most recent month-end is available at (877) 779-1999.

[1]	Source: UMB Fund Services

Vivaldi Merger Arbitrage Fund Annual Letter to Shareholders

Market Perspective
Despite the broader gains during the trailing twelve months, markets sustained several bouts of volatility. The fourth quarter 2015 was characterized by a whip-saw move to close out what was already a very choppy 2015. The first quarter of 2016 produced a similar pattern: a sizeable and rapid equity market drawdown followed by an even more rapid snap-back rally. While the S&P 500 Total Return Index finished the quarter up modestly, this came only after the index had fallen by more than 10% at one point in the middle of February. In the second quarter of 2016, the culprit behind the market volatility was the United Kingdom’s referendum on its European Union membership (dubbed “Brexit”). This was a classic example of a binary event that shocked markets when an ascending vote to leave the EU unexpectedly won. The immediate effect was a multi-day sell off across global equities as well as a rapid shift in global fixed income and currency markets. Domestic U.S. markets were somewhat insulated from direct contagion, but even the S&P 500 saw a greater than 5% decline in just two trading days. What happened next, however, was an equally rapid snap-back rally as the market began to highlight the fact that any tangible fallout from Brexit was likely to take months, if not years, to actually come to pass. Shortly thereafter, U.S. equity and credit benchmarks made fresh highs on the year, a sentiment that continued through the balance of the fiscal year. There was, however, a notable back-up in interest rates in the U.S. at the very tail end of the fiscal year, a development that has many market participants watching the next Federal Reserve meeting very closely.

We often discuss the challenges that whipsaws present for market participants, and these “v-shaped” market moves have only become more pronounced in the last year. Additionally, with equities and fixed income appearing either fully or fairly priced, we feel it becomes increasingly important to invest in and source strategies without directional equity or fixed income exposure. We believe the Fund return has less to do with market returns and more to do with the return opportunity presented by the natural deal spread that emerges in the market after the announcement of a merger or acquisition. The strategy has exhibited a low correlation to broader benchmarks, as performance is based on the ability to evaluate deals rather than the direction of the market (Exhibit: B)2.

Past performance does not guarantee future results.

Interest Rate Outlook
In meetings and conference calls, many clients ask us our opinion of interest rates, the pace of rate hikes, and what effect those potential hikes could have on our strategy. As the U.S. becomes the first major economy in the world to materially move off the zero-bound for rates, we have spent a great deal of time analyzing this issue. One of the most important shifts in recent months has been the increased acceptance by markets that the Federal Reserve is highly likely to raise interest rates before the end of the year, with that probability now at approximately 70% in the Fed Funds Futures market (Exhibit: C)3. Given this likelihood, we would stress that, unlike many other investment strategies, rising interest rates are good news for our approach. Merger arbitrage spreads, the profit earned on being invested in any given transaction, take into account the prevailing “risk-free rate”. Fundamentally, an investor will demand that the annualized spread on a merger transaction be at some premium over the risk-free rate. We would never shoulder the risk of a merger spread without expecting to make some additional return over the risk-free rate. Accordingly, all else being equal, the higher the risk-free rate is, the wider merger arbitrage spreads will be. When spreads are wider, the absolute profit potential of the Fund increases.

[2]	Source: Bloomberg
[3]	Source: UMB Fund Services

Vivaldi Merger Arbitrage Fund Annual Letter to Shareholders

M&A Environment
The investable universe of announced merger transactions was robust over the fiscal year period and offered healthy opportunities for profit. Deal flow was record breaking in 2015, and 2016 has been consistent with that trend. This strong M&A environment has helped offset the headwind of nominally low interest rates. Accordingly, the Fund has continued to selectively add positions to the portfolio. The table below shows the North American M&A Environment versus the deals we have added to the Fund for the year-to-date period. We would note, the chart does not include data from the fourth quarter 2015 (Exhibit: D)4.

	Deal Volume (total transactional value in $ bn)	Deal Count (# of announced deals)	Number of New Mergers Added to VARBX
January 2016	47.1	12	3
February	71	26	6
March	42	19	7
April	68.4	23	12
May	113.9	25	8
June	90.3	24	10
July	53.3	23	8
August	55.1	32	11
September	87.1	25	8

The business environment remains conducive to deal activity, and accordingly, we continue to believe that we should see a steady flow of mergers for the foreseeable future. This is being driven in part by corporate cash hoards which continue to pile up on balance sheets. Those cash balances put management under more pressure to engage in potential merger transactions, as large U.S. companies have conservatively accumulated hundreds of billions of dollars in cash instead of investing in growth through capital expenditures. Additionally, in the current slow growth and low interest rate environment, deal-making remains one of the more direct ways a management team can continue to grow their top and bottom line. CEOs recognize that they cannot solely rely on organic growth in today’s market, and thus, they are pursuing collaborative strategies and acquiring growth to improve their financial performance. As long as companies remain under pressure from investors to outperform a generally weak economic environment, we expect deal flow to remain vibrant. We are encouraged by this active deal backdrop as we look to continue to deploy capital into attractive M&A spreads.

[4]	Source: Bloomberg

Vivaldi Merger Arbitrage Fund Annual Letter to Shareholders

Current Positioning (as of 9/30/16)
The Fund continued to be balanced from a sector exposure perspective. At the end of the fiscal year, the largest long sector tilts within the portfolio were to Information Technology (15.2%) and Health Care (7.9%). Exposure to Consumer Discretionary also crept up to a 7.8% net long tilt. Similarly, the Fund remained balanced from a market-cap exposure perspective. Median deal size finished the month at $1.4 billion, with ten of the nineteen deals in the portfolio falling in the mid-cap ($1-10 billion) range. We have been short-dating our portfolio to include those deals that will close this year. This is in no way an anchor on performance; however, our focus is to try and minimize short-term volatility and realize gains before calendar year-end. The charts below show the top holdings, top sector exposure, and payment types within the portfolio at the end of the 12-month period under review (Exhibit: E)5.

Top Contributor
Time Warner Cable (TWC) / Charter Communications (CHTR) – Time Warner Cable and Charter Communications announced their cash & stock merger on May 26, 2016 with a transaction value of USD 79.3B. Based on a deep dive research process we became comfortable that this was a solid deal and initiated a position in October 2015. Many market participants were concerned about anti-trust risk in the deal, but our research convinced us otherwise. We took a patient approach as we recognized that the deal approval would take time, which provided us the opportunity to generate alpha by trading around the position. While the attribution chart (Exhibit: F)6 shows a gradual closing of the merger spread, this deal was a good example of how our fundamental approach can potentially allow us to generate outsized returns in deals with misperceived risk. As you can see from the chart below (Exhibit: G)7, the arbitrage spread did have some volatility to it over the life of the deal. After allowing the transaction to season for five months and continuing our fundamental work, we became comfortable with the deal risks and began to build a position. Over the life of the merger, we actively traded this transaction, taking advantage of changes in the spread, ultimately pressing the position into a core portfolio holding in the final 90 days of the deal’s life. As you can see, we were buyers as the spread narrowed and the spread de-risked. It is not uncommon to see us build conviction in a transaction and actively trade the deal around during its life.

[5]	Source: Bloomberg & UMB Fund Services
[6]	Source: Lightkeeper
[7]	Source: Bloomberg, Enfusion Integrata

Vivaldi Merger Arbitrage Fund Annual Letter to Shareholders

The green points in the chart above denote the date of our buys, and the orange points denote the date of our sells.

Top Detractor
Lam Research (LRCX) / KLA-Tencor (KLAC) – On October 5, 2016, Lam Research (LRCX) announced it was terminating its bid to acquire KLA-Tencor (KLA) after facing opposition from U.S. regulators. The two companies announced in August 2016 that they would not be able to meet their planned October 20th walk-away date for the transaction after discussions with the DOJ and regulatory authorities in China, Korea and Japan. The previously mentioned factors attributed to discontinuation of a consent decree by the DOJ, and ultimately, the termination of the deal. LRCX/KLAC was recently our largest position, a 12.3% holding on the long side. However, in the last week before the deal termination, we reduced KLAC to a 2.9% holding to mitigate some of the downside risk to the overall portfolio in the event of a deal break outcome.

Vivaldi Merger Arbitrage Fund Annual Letter to Shareholders

The net outcome for the position was a loss of -1.2% (Exhibit: H)8. This was one of the worst realized losses the Fund has ever weathered in one position, but a post mortem revealed no process failures in our research process or our risk management.

As always, we thank you for your continued support and intend to work hard to maintain it.

Kind Regards,

Michael Peck, CFA President, Co-Chief Investment Officer mpeck@vivaldicap.com	Brian R. Murphy Senior Analyst bmurphy@vivaldicap.com

The views were those of the Portfolio Fund Managers as of September 30, 2016, and may not reflect their views on the date this material is first published or anytime thereafter. These views are intended to assist the shareholders of the Fund in understanding their investments in the Fund and do not constitute investment advice. This material may contain discussions about investments that may or may not be held by the Fund as of the date of this material. All current and future holdings are subject to risk and to change.

Mutual fund investing involves risk. Principal loss is possible. Investments in companies that are the subject of a publicly announced transaction carry the risk that the proposed or expected transaction may not be completed or may be completed on less favorable terms than originally expected, which may lower the Fund's performance. Investments in foreign securities involve greater volatility and political, economic, and currency risks and difference in accounting methods. Investments in small and medium sized companies involve additional risks such as limited liquidity or greater volatility. Derivatives involve special risks including correlation, counterparty, liquidity, operational, accounting and tax risks. These risks, in certain cases, may be greater than the risks presented by more traditional investments. The Fund may make short sales of securities, which involves the risk that losses may exceed the original amount invested. The Fund may use leverage which may exaggerate the effect of any securities or the Net Asset Value of the Fund, and money borrowed will be subjected to interest costs. In the case of an investment in a potential acquisition target, if the proposed merger, exchange offer or cash tender offer appears likely not to be consummated, in fact is not consummated, or is delayed, the market price of the security to be tendered or exchanged will usually decline sharply, resulting in a loss to the Fund. If a put or call option purchased by the Fund expires without being sold or exercised, the Fund will lose the premium it paid for the option. The risk involved in writing a covered call option is the lack of liquidity for the option. The Fund is non-diversified, meaning it may concentrate its assets in fewer individual holdings than a diversified fund. Therefore, the Fund is more exposed to individual stock volatility than a diversified fund. For a complete description of risks please read the prospectus.

[8]	Source: Lightkeeper

Vivaldi Merger Arbitrage Fund Annual Letter to Shareholders

On 10/01/2015 the Highland Capital Management Institutional Fund, LLC, a Delaware limited liability company which commenced operations on April 1, 2000 (the "Predecessor Fund"), converted into the Vivaldi Merger Arbitrage Fund (1940 Act registered fund) pursuant to which the Predecessor Fund transferred substantially all of its assets into the Fund. The Fund's objectives, policies, guidelines and restrictions are, in all material respects, substantially the same as those of the Predecessor Fund. The Predecessor Fund was not registered under the 1940 Act and, therefore, was not subject to certain restrictions imposed by the 1940 Act on registered investment companies and by the Internal Revenue Code of 1986, as amended, on regulated investment companies, such as the Fund. Please review the prospectus for additional details.

The Fund's investment objectives, risks, charges, and expenses must be considered carefully before investing. The summary or statutory prospectus contains this and other important information about the investment company, and it may be obtained by calling (877) 779-1999 or visiting vivaldifunds.com. Read it carefully before investing. Vivaldi Asset Management, LLC is the Advisor to the Vivaldi Merger Arbitrage Fund which is distributed by IMST Distributors, LLC.

INDEX DEFINITIONS
•	S&P 500 Index - The S&P 500 Index includes a representative sample of 500 leading companies in leading industries of the U.S. economy.
•
Barclays U.S. Aggregate Bond - The index is market capitalization weighted and includes Treasury securities, Government agency bonds, Mortgage backed bonds and Corporate bonds. It excludes Municipal bonds and Treasury Inflation-Protected securities because of tax treatment.

GLOSSARY
•	Alpha - The excess returns of a fund relative to the return of a benchmark index is the fund's alpha.
•	Basis Points (bps) - one hundredth of one percent, used chiefly in expressing differences of interest rates.
•	Beta - represents the systematic risk of a portfolio and measures its sensitivity to a benchmark.
•	Correlation - represents the systematic risk of a portfolio and measures its sensitivity to a benchmark.
•	Max Drawdown - is the maximum loss from a peak to a trough of a portfolio, before a new peak is attained and is an indicator of downside risk over a specified period.
•	Sharpe Ratio - a measure that uses standard deviation and excess return to determine reward per unit of risk. The greater a fund’s Sharpe ratio, the better its risk-adjusted performance has been.
•	Standard Deviation – the measure of how closely two securities perform in relation to one another.

Vivaldi Merger Arbitrage Fund
FUND PERFORMANCE at September 30, 2016 (Unaudited)

This graph compares a hypothetical $500,000 investment in the Fund’s Class I shares (the Class with the largest net assets) with a similar investment in the Bloomberg Barclays US Aggregate Bond Index (formerly Barclays Capital US Aggregate Bond Index) and the S&P 500 Index during the periods shown. Results include the reinvestment of all dividends and capital gains. Class A shares performance may vary.

The Bloomberg Barclays US Aggregate Bond Index measures the performance of the U.S. investment grade bond market. The S&P 500 Index is a market-weighted index composed of 500 large capitalization companies. These indices do not reflect expenses, fees or sales charge, which would lower performance. The indices are unmanaged and they are not available for investment.

Average Annual Total Returns as of September 30, 2016	1 Year	5 Years	10 Years	Since Inception	Inception Date
Before deducting maximum sales charge
Class A¹	2.64%	3.64%	7.55%	10.90%	04/01/00
Class I²	3.04%	3.93%	7.83%	11.19%	04/01/00
After deducting maximum sales charge
Class A¹	-3.26%	2.42%	6.92%	10.51%	04/01/00
Bloomberg Barclays US Aggregate Bond Index	5.19%	3.08%	4.79%	5.42%	04/01/00
S&P 500 Index	15.43%	16.37%	7.24%	4.27%	04/01/00

[1]	Maximum sales charge for Class A shares is 5.75%.
[2]	Class I shares do not have any initial or deferred sales charge.

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Performance shown includes the performance of the unregistered Predecessor Fund (incepted 4/01/2000) which converted its assets and performance into the Vivaldi Merger Arbitrage Fund on 10/01/2015. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. The most recent month end performance may be obtained by calling (877) 779-1999.

Vivaldi Merger Arbitrage Fund
FUND PERFORMANCE at September 30, 2016 (Unaudited) – Continued

The Fund commenced investment operations on October 1, 2015, after the reorganization of Highland Capital Management Institutional Fund, LLC, a Delaware limited liability company which commenced operations on April 1, 2000 (the “Predecessor Fund”), into the Fund, pursuant to which the Predecessor Fund transferred substantially all of its assets into the Fund. As a result of the reorganization, the Fund is the accounting successor of the Predecessor Fund. The Predecessor Fund was not registered under the 1940 Act and, therefore, was not subject to certain restrictions imposed by the 1940 Act on registered investment companies and by the Internal Revenue Code of 1986, as amended, on regulated investment companies such as the Fund. Performance results shown in the graph and the performance table above for the period prior to October 1, 2015 reflect the performance of the Predecessor Fund.

Gross and net expense ratios for Class A shares were 2.73% and 2.42%, respectively, and for Class I shares were 2.43% and 2.12%, respectively, which were the amounts stated in the current prospectus dated September 15, 2015. The Fund’s advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses do not exceed 1.85% and 1.55% of the average daily net assets of the Fund’s Class A and Class I shares, respectively. This agreement (renewed annually) is in effect until October 1, 2016, and it may be terminated before that date only by the Trust’s Board of Trustees. In the absence of such waivers, the Fund’s returns would have been lower.

Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and the performance table shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Shares redeemed within 30 days of purchase will be charged a redemption fee of 1.00%.

Vivaldi Merger Arbitrage Fund
SCHEDULE OF INVESTMENTS
As of September 30, 2016

Number of Shares		Value

	COMMON STOCKS – 61.5%
	AIRLINES – 5.5%
404,973	Virgin America, Inc.*	$21,670,105

	APPLICATIONS SOFTWARE – 0.7%
188,569	inContact, Inc.*3	2,636,195

	AUDIO/VIDEO PRODUCTS – 0.8%
72,008	DTS, Inc.	3,063,221
21,477	Skullcandy, Inc.*	136,164
		3,199,385
	BROADCAST SERVICES/PROGRAMS – 4.4%
554,305	Starz - Class A*	17,288,773

	COMMERCIAL BANKS-EASTERN US – 2.3%
261,489	Suffolk Bancorp	9,091,973

	COMPUTER SERVICES – 3.2%
210,225	Fleetmatics Group PLC* 1	12,609,296

	COMPUTER SOFTWARE – 2.5%
313,278	Rackspace Hosting, Inc.*	9,927,780

	DIAGNOSTIC EQUIPMENT – 5.6%
419,409	Cepheid*	22,098,660

	FOOD-DAIRY PRODUCTS – 1.4%
100,266	WhiteWave Foods Co.*	5,457,478

	HOTELS & MOTELS – 7.8%
453,084	Marriott International, Inc. - Class A	30,506,146

	INTERNET SECURITY – 2.1%
333,722	AVG Technologies N.V.* 1	8,346,387

	MEDICAL INFORMATION SYSTEMS – 0.4%
42,053	Press Ganey Holdings, Inc.*	1,698,941

	NETWORKING PRODUCTS – 6.0%
900,960	Infoblox, Inc.*3	23,758,315

	OIL & GAS DRILLING – 1.5%
479,440	Transocean Partners LLC[1]	5,911,495

	PHARMACY SERVICES – 1.5%
283,533	Vitae Pharmaceuticals, Inc.*	5,931,510

	PROPERTY/CASUALTY INSURANCE – 1.3%
160,652	National Interstate Corp.[3]	5,226,010

	RETAIL-MISC/DIVERSIFIED – 4.8%
388,104	CST Brands, Inc.[3]	18,663,921

	SEMICONDUCTOR EQUIPMENT – 6.1%
346,030	KLA-Tencor Corp.[3]	24,121,751

	THEATER – 2.2%
267,183	Carmike Cinemas, Inc.*3	8,734,212

Vivaldi Merger Arbitrage Fund
SCHEDULE OF INVESTMENTS - Continued
As of September 30, 2016

Number of Shares		Value

	COMMON STOCKS (Continued)
	THERAPEUTICS – 1.4%
130,967	Cynapsus Therapeutics, Inc.* 1	$5,267,493

	TOTAL COMMON STOCKS (Cost $241,719,774)	242,145,826

Number of Contracts

	PURCHASED OPTIONS CONTRACTS – 0.0%
	PUT OPTIONS – 0.0%
41	Virgin America, Inc.
	Exercise Price: $50.00, Expiration Date: December 16, 2016*	9,327

	TOTAL PUT OPTIONS (Cost $9,267)	9,327

	TOTAL PURCHASED OPTIONS CONTRACTS (Cost $9,267)	9,327

Number of Shares

	SHORT-TERM INVESTMENTS – 20.0%
78,641,176	Morgan Stanley Institutional Liquidity Fund - Government Portfolio, 0.28%[2]	78,641,176
	TOTAL SHORT-TERM INVESTMENTS (Cost $78,641,176)	78,641,176

	TOTAL INVESTMENTS – 81.5% (Cost $320,370,217)	320,796,329
	Other Assets in Excess of Liabilities – 18.5%	72,985,406

	TOTAL NET ASSETS – 100.0%	$393,781,735

	SECURITIES SOLD SHORT – (18.6)%
	COMMON STOCKS – (18.6)%
	HOTELS & MOTELS – (7.7)%
(453,084)	Marriott International, Inc. - Class A	(30,506,146)

	INTERNET CONTENT-INFO – (0.3)%
(6,276)	LinkedIn Corp. - Class A*	(1,199,469)

	MOTION PICTURES & SERVICES – (1.9)%
(376,041)	Lions Gate Entertainment Corp.[1]	(7,517,059)

	OIL & GAS DRILLING – (1.5)%
(548,094)	Transocean Ltd.[1]	(5,842,682)

	S & L/THRIFTS-EASTERN US – (2.3)%
(581,807)	People's United Financial, Inc.	(9,204,187)

	SEMICONDUCTOR EQUIPMENT – (4.2)%
(173,280)	Lam Research Corp.	(16,411,349)

Vivaldi Merger Arbitrage Fund
SCHEDULE OF INVESTMENTS - Continued
As of September 30, 2016

Number of Shares		Value

	THEATER – (0.7)%
(86,701)	AMC Entertainment Holdings, Inc. - Class A	$(2,695,534)

	TOTAL COMMON STOCKS (Proceeds $72,175,121)	(73,376,426)

	TOTAL SECURITIES SOLD SHORT (Proceeds $72,175,121)	$(73,376,426)

PLC – Public Limited Company
US – United States

*	Non-income producing security.
[1]	Foreign security denominated in U.S. Dollars.
[2]	The rate is the annualized seven-day yield at period end.
[3]	All or a portion of this security is segregated as collateral for securities sold short.

See accompanying Notes to Financial Statements.

Vivaldi Merger Arbitrage Fund
SUMMARY OF INVESTMENTS
As of September 30, 2016

Security Type/Sector	Percent of Total Net Assets
Common Stocks
Hotels & Motels	7.8%
Semiconductor Equipment	6.1%
Networking Products	6.0%
Diagnostic Equipment	5.6%
Airlines	5.5%
Retail-Misc/Diversified	4.8%
Broadcast Services/Programs	4.4%
Computer Services	3.2%
Computer Software	2.5%
Commercial Banks-Eastern US	2.3%
Theater	2.2%
Internet Security	2.1%
Pharmacy Services	1.5%
Oil & Gas Drilling	1.5%
Food-Dairy Products	1.4%
Therapeutics	1.4%
Property/Casualty Insurance	1.3%
Audio/Video Products	0.8%
Applications Software	0.7%
Medical Information Systems	0.4%
Total Common Stocks	61.5%
Put Options	0.0%
Short-Term Investments	20.0%
Total Investments	81.5%
Other Assets in Excess of Liabilities	18.5%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

Vivaldi Merger Arbitrage Fund
STATEMENT OF ASSETS AND LIABILITIES
As of September 30, 2016

Assets:
Investments, at value (cost $320,360,950)	$320,787,002
Purchased options contracts, at value (cost $9,267)	9,327
Cash	76,748,574
Cash deposited with brokers for securities sold short	48,044,494
Receivables:
Investment securities sold	35,622,334
Fund shares sold	1,360,545
Dividends and interest	1,374
Prepaid expenses	115,500
Total assets	482,689,150

Liabilities:
Securities sold short, at value (proceeds $72,175,121)	73,376,426
Payables:
Investment securities purchased	14,789,584
Fund shares redeemed	262,736
Advisory fees	340,291
Shareholder servicing fees (Note 8)	30,084
Distribution fees (Note 7)	16,804
Dividends and interest on securities sold short	3,361
Fund administration fees	26,321
Auditing fees	15,016
Transfer agent fees and expenses	10,194
Fund accounting fees	7,342
Custody fees	3,350
Chief Compliance Officer fees	2,296
Trustees' fees and expenses	544
Legal fees	485
Accrued other expenses	22,581
Total liabilities	88,907,415

Net Assets	$393,781,735

Components of Net Assets:
Paid-in capital (par value of $0.01 per share with an unlimited number of shares authorized)	$395,593,778
Accumulated net investment loss	(70,206)
Accumulated net realized loss on investments, purchased options contracts, securities sold short and written options contracts	(966,644)
Net unrealized appreciation (depreciation) on:
Investments	426,052
Purchased options contracts	60
Securities sold short	(1,201,305)
Net Assets	$393,781,735

Maximum Offering Price per Share:
Class A Shares:
Net assets applicable to shares outstanding	$82,393,187
Shares of benficial interest issued and outstanding	8,032,693
Redemption price per share	10.26
Maximum sales charge (5.75% of offering price)*	0.63
Maximum offering price to public	$10.89

Class I Shares:
Net assets applicable to shares outstanding	$311,388,548
Shares of benficial interest issued and outstanding	30,244,449
Redemption price	$10.30

*	On sales of $25,000 or more, the sales charge will be reduced.

See accompanying Notes to Financial Statements.

Vivaldi Merger Arbitrage Fund
STATEMENT OF OPERATIONS
For the Year Ended September 30, 2016

Investment Income:
Dividends (net of foreign withholding taxes of $3,390)	$1,226,046
Interest	3,256
Total investment income	1,229,302

Expenses:
Advisory fees	1,970,652
Interest on securities sold short	623,300
Dividends on securities sold short	612,176
Fund administration fees	151,136
Shareholder servicing fees (Note 8)	120,201
Distribution fees (Note 7)	100,654
Transfer agent fees and expenses	87,481
Fund accounting fees	71,480
Offering costs	64,811
Registration fees	60,985
Legal fees	35,606
Interest expense (Note 14)	24,934
Miscellaneous	24,710
Custody fees	24,348
Shareholder reporting fees	15,336
Auditing fees	15,016
Chief Compliance Officer fees	12,863
Trustees' fees and expenses	6,045
Insurance fees	3,628
Total expenses	4,025,362
Advisory fees waived	(253,162)
Fees paid indirectly (Note 3)	(5,239)
Net expenses	3,766,961
Net investment loss	(2,537,659)

Realized and Unrealized Gain (Loss) on Investments, Purchased Options Contracts, Securities Sold Short and Written Options Contracts:
Net realized gain (loss) on:
Investments	4,504,822
Purchased options contracts	(65,978)
Securities sold short	(3,027,059)
Written options contracts	33,275
Net realized gain	1,445,060
Net change in unrealized appreciation/depreciation on:
Investments	426,052
Purchased options contracts	60
Securities sold short	(1,201,305)
Net change in unrealized appreciation/depreciation	(775,193)
Net realized and unrealized gain on investments, purchased options
contracts, securities sold short and written options contracts	669,867

Net Decrease in Net Assets from Operations	$(1,867,792)

See accompanying Notes to Financial Statements.

Vivaldi Merger Arbitrage Fund
STATEMENT OF CHANGES IN NET ASSETS

For the Year Ended September 30, 2016
Increase (Decrease) in Net Assets from:
Operations:
Net investment loss	$(2,537,659)
Net realized gain	1,445,060
Net change in unrealized appreciation/depreciation on investments, purchased options
contracts, securities sold short and written options contracts	(775,193)
Net decrease in net assets resulting from operations	(1,867,792)

Distributions to Shareholders:
From net realized gain
Class A	(1,907)
Class I	(11,163)
Total distributions to shareholders	(13,070)

Capital Transactions:
Net proceeds from shares sold:
Class A	100,412,526
Class A - Reorganization	500
Class I	322,408,524
Class I - Reorganization	3,057,075
Reinvestment of distributions:
Class A	1,876
Class I	11,163
Cost of shares redeemed:
Class A1	(17,375,491)
Class I2	(12,853,576)
Net increase in net assets from capital transactions	395,662,597

Total increase in net assets	393,781,735

Net Assets:
Beginning of period	-
End of period	$393,781,735

Accumulated net investment loss	$(70,206)

Capital Share Transactions:
Shares sold:
Class A	9,722,359
Class A - Reorganization	50
Class I	31,180,038
Class I - Reorganization	307,301
Shares reinvested:
Class A	187
Class I	1,112
Shares redeemed:
Class A	(1,689,903)
Class I	(1,244,002)
Net increase in capital share transactions	38,277,142

[1]	Net of redemption fee proceeds of $5,970.
[2]	Net of redemption fee proceeds of $8,016.

See accompanying Notes to Financial Statements.

Vivaldi Merger Arbitrage Fund
FINANCIAL HIGHLIGHTS
Class A

Per share operating performance.
For a capital share outstanding throughout the period.

	For the Year Ended September 30, 2016
Net asset value, beginning of period	$10.00
Income from Investment Operations:
Net investment loss[1]	(0.19)
Net realized and unrealized gain on investments, purchased options contracts, securities sold short and written options contracts	0.45
Total from investment operations	0.26

Less Distributions:
From net realized gain	-	[2]
Total distributions	-

Redemption fee proceeds[1]	-	[2]

Net asset value, end of period	$10.26

Total return[3]	2.64%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$82,393

Ratio of expenses to average net assets (including dividends on securities sold short and interest expense):
Before fees waived and expenses absorbed	2.78%	[4]
After fees waived and expenses absorbed	2.62%	[4]
Ratio of net investment loss to average net assets (including dividends on securities sold short and interest expense):
Before fees waived and expenses absorbed	(2.00)%
After fees waived and expenses absorbed	(1.84)%

Portfolio turnover rate	566%

[1]	Based on average daily shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]
Total returns would have been lower had expenses not been waived or absorbed by the Advisor. Returns shown include Rule 12b-1 fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

[4]	If dividends and interest on securities sold short had been excluded, expenses would have been lowered by 0.80% for the year ended September 30, 2016.

See accompanying Notes to Financial Statements.

Vivaldi Merger Arbitrage Fund
FINANCIAL HIGHLIGHTS
Class I

Per share operating performance.
For a capital share outstanding throughout the period.

	For the Year Ended September 30, 2016
Net asset value, beginning of period	$10.00
Income from Investment Operations:
Net investment loss[1]	(0.16)
Net realized and unrealized gain on investments, purchased options contracts, securities sold short and written options contracts	0.46
Total from investment operations	0.30

Less Distributions:
From net realized gain	-	[2]
Total distributions	-

Redemption fee proceeds[1]	-	[2]

Net asset value, end of period	$10.30

Total return[3]	3.04%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$311,389

Ratio of expenses to average net assets (including dividends on securities sold short and interest expense):
Before fees waived and expenses absorbed	2.47%	[4]
After fees waived and expenses absorbed	2.31%	[4]
Ratio of net investment loss to average net assets (including dividends on securities sold short and interest expense):
Before fees waived and expenses absorbed	(1.69)%
After fees waived and expenses absorbed	(1.53)%

Portfolio turnover rate	566%

[1]	Based on average daily shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]
Total returns would have been lower had expenses not been waived or absorbed by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

[4]	If dividends and interest on securities sold short had been excluded, expenses would have been lowered by 0.80% for the year ended September 30, 2016.

See accompanying Notes to Financial Statements.

Vivaldi Merger Arbitrage Fund
NOTES TO FINANCIAL STATEMENTS
September 30, 2016

Note 1 – Organization
Vivaldi Merger Arbitrage Fund (the ‘‘Fund’’) was organized as a non-diversified series of Investment Managers Series Trust II, a Delaware statutory trust (the “Trust”) which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund seeks returns that are largely uncorrelated with the returns of the general stock market and capital appreciation.

The Fund commenced investment operations on October 1, 2015 with Class A and Class I shares. Prior to that date, its only activity was the receipt of a $1,000 investment from principals of the Fund’s advisor and a transfer of 307,251 newly issued shares of the Fund’s Class I in exchange for the net assets of the Highland Capital Management Institutional Fund, LLC, a Delaware limited liability company (the “Company”) valued at $3,073,511. This exchange was nontaxable. The primary assets received by the Fund were cash, interest receivable and securities of the Company with a fair value of $2,249,946 (identified cost of investments transferred were $2,271,450), totaling $3,073,511. For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value; however, the cost basis of the investments received from the Company was carried forward to align ongoing reporting of the Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights as to voting, redemptions, dividends and liquidation, subject to the approval of the Trustees. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments are allocated to each class of shares in proportion to their relative shares outstanding. Shareholders of a class that bears distribution and service expenses under the terms of a distribution plan have exclusive voting rights to that distribution plan.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies.”

Note 2 – Accounting Policies
The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

(a) Valuation of Investments
The Fund values equity securities at the last reported sale price on the principal exchange or in the principal over the counter (“OTC”) market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if the last-quoted sales price is not readily available, the securities will be valued at the last bid or the mean between the last available bid and ask price. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”). Options are valued at the mean between the last available bid and asked prices used. Debt securities are valued by utilizing a price supplied by independent pricing service providers. The independent pricing service providers may use various valuation methodologies including matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. These models generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings and general market conditions. If a price is not readily available for a portfolio security, the security will be valued at fair value (the amount which the Fund might reasonably expect to receive for the security upon its current sale) as determined in good faith by the Fund’s advisor, subject to review and approval by the Valuation Committee, pursuant to procedures adopted by the Board of Trustees. The actions of the Valuation Committee are subsequently reviewed by the Board at its next regularly scheduled board meeting. The Valuation Committee meets as needed. The Valuation Committee is comprised of all the Trustees, but action may be taken by any one of the Trustees.

Vivaldi Merger Arbitrage Fund
NOTES TO FINANCIAL STATEMENTS - Continued
September 30, 2016

(b) Short Sales
Short sales are transactions under which the Fund sells a security it does not own in anticipation of a decline in the value of that security. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing the security at market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. When a security is sold short, a decrease in the value of the security will be recognized as a gain and an increase in the value of the security will be recognized as a loss, which is potentially limitless. Until the security is replaced, the Fund is required to pay the lender amounts equal to dividend or interest that accrue during the period of the loan which is recorded as an expense. To borrow the security, the Fund also may be required to pay a premium or an interest fee, which are recorded as interest expense. Cash or securities are segregated for the broker to meet the necessary margin requirements. The Fund is subject to the risk that it may not always be able to close out a short position at a particular time or at an acceptable price.

(c) Options
The Fund may write or purchase options contracts primarily to enhance the Fund’s returns or reduce volatility. In addition, the Fund may utilize options in an attempt to generate gains from option premiums or to reduce overall portfolio risk. When the Fund writes or purchases an option, an amount equal to the premium received or paid by the Fund is recorded as an asset or a liability and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on affecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the Fund has realized a gain or a loss on investment transactions. The Fund, as a writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option. The Fund, as a purchaser of an option, bears the risk that the counterparties to the option may not have the ability to meet the terms of the option contracts.

Transactions in option contracts written for the year ended September 30, 2016 were as follows:

	Number of Contracts	Premium Amount
Outstanding at September 30, 2015	-	$-
Options written	474	33,360
Options closed	(92)	(2,295)
Options expired	(382)	(31,065)
Outstanding at September 30, 2016	-	$-

(d) Investment Transactions, Investment Income and Expenses
Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Withholding taxes on foreign dividends, if applicable, are paid (a portion of which may be reclaimable) or provided for in accordance with the applicable country’s tax rules and rates and are disclosed in the Statement of Operations. Withholding tax reclaims are filed in certain countries to recover a portion of the amounts previously withheld. The Fund records a reclaim receivable based on a number of factors, including a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention. Discounts or premiums on debt securities are accreted or amortized to interest income over the lives of the respective securities using the effective interest method. Expenses incurred by the Trust with respect to more than one Fund are allocated in proportion to the net assets of each Fund except where allocation of direct expenses to each Fund or an alternative allocation method can be more appropriately made.

Vivaldi Merger Arbitrage Fund
NOTES TO FINANCIAL STATEMENTS - Continued
September 30, 2016

The Fund incurred offering costs of approximately $64,811, which are being amortized over a one-year period from October 1, 2015 (commencement of operations).

(e) Federal Income Taxes
The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized gains to its shareholders. Therefore, no provision is made for federal income or excise taxes. Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Fund.

Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.

The Income Tax Statement requires management of the Fund to analyze tax positions taken in the prior three open tax years, if any, and tax positions expected to be taken in the Fund’s current tax year, as defined by the IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. For the year ended September 30, 2016, the Fund did not have a liability for any unrecognized tax benefits. The Fund has no examination in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(f) Distributions to Shareholders
The Fund will make distributions of net investment income and capital gains, if any, at least annually. Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income expense and gain (loss) items for financial statement and tax purposes.

Note 3 – Investment Advisory and Other Agreements
The Trust, on behalf of the Fund, entered into an Investment Advisory Agreement (the “Agreement”) with Vivaldi Asset Management, LLC (the “Advisor”). Under the terms of the Agreement, the Fund pays a monthly investment advisory fee to the Advisor at the annual rate of 1.25% of the Fund’s average daily net assets. The Advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with Form N-1A), expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation) do not exceed 1.85% and 1.55% of the Fund’s average daily net assets for Class A Shares and Class I Shares, respectively, until October 1, 2016. This agreement to waive fees and/or pay for operating expenses may only be terminated before that date by the Trust’s Board of Trustees. With respect to Class A shares, prior to January 31, 2016, the Advisor limited expenses to 1.80%.

Vivaldi Merger Arbitrage Fund
NOTES TO FINANCIAL STATEMENTS - Continued
September 30, 2016

For the year ended September 30, 2016, the Advisor waived its fees and absorbed other expenses totaling $253,162. The Advisor may recover from the Fund fees and/or expenses previously waived and/or absorbed, if the Fund’s expense ratio, including the recovered expenses, falls below the expense at which they were waived. The Advisor is permitted to seek reimbursement from the Fund for a period ending three full fiscal years following the fiscal year in which such fees were waived and/or expenses were absorbed. At September 30, 2016, the amount of these potentially recoverable expenses was $253,162. The Advisor may recapture all or a portion of this amount no later than September 30, 2019.

IMST Distributors, LLC serves as the Fund’s distributor; UMB Fund Services, Inc. (“UMBFS”) serves as the Fund’s fund accountant, transfer agent and co-administrator; and Mutual Fund Administration, LLC (“MFAC”) serves as the Fund’s other co-administrator. UMB Bank, n.a., an affiliate of UMBFS, serves as the Fund’s custodian.

The Fund has a fee arrangement with its custodian, UMB Bank, n.a., which provides for custody fees to be reduced by earning credits based on cash balances left on deposit with the custodian. For the fiscal year ended September 30, 2016, the total fees reduced by earning credits were $5,239. Such amount is shown as a reduction of expenses, “Fees paid indirectly,” on the Statement of Operations.

Certain trustees and officers of the Trust are employees of UMBFS or MFAC. The Fund does not compensate trustees and officers affiliated with the Fund’s co-administrators. For the year ended September 30, 2016, the Fund’s allocated fees incurred for Trustees who are not affiliated with the Fund’s co-administrators are reported on the Statement of Operations.

Dziura Compliance Consulting, LLC provides Chief Compliance Officer (“CCO”) services to the Trust. The Fund’s allocated fees incurred for CCO services for the year ended September 30, 2016 are reported on the Statement of Operations.

Note 4 – Federal Income Taxes
At September 30, 2016, gross unrealized appreciation and depreciation on investments based on cost for federal income tax purposes were as follows:

Cost of investments	$320,550,710

Gross unrealized appreciation	$7,033,426
Gross unrealized depreciation	(6,787,807)

Net unrealized appreciation on investments	$245,619

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions and investments in passive foreign investment companies (PFICs).

Vivaldi Merger Arbitrage Fund
NOTES TO FINANCIAL STATEMENTS - Continued
September 30, 2016

GAAP requires that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended September 30, 2016, permanent differences in book and tax accounting have been reclassified to paid-in capital, accumulated net investment income/loss and accumulated net realized gain/loss as follows:

Increase (Decrease)
Paid-in Capital	Accumulated Net Investment Income/Loss	Accumulated Net Realized Gain/Loss
$ (68,819)	$ 2,467,453	$ (2,398,634)

As of September 30, 2016, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed ordinary income	$256,770
Undistributed long-term capital gains	412
Accumulated earnings	257,182

Accumulated capital and other losses	-
Unrealized appreciation on investments	245,619
Unrealized depreciation on securities sold short	(2,314,844)
Total accumulated deficit	$(1,812,043)

The tax character of distributions paid during the fiscal year ended September 30, 2016 was as follows:

Distribution paid from:	2016
Ordinary income	$13,070
Net long-term capital gains	-
Total taxable distributions	$13,070

Note 5 – Redemption Fee
The Fund may impose a redemption fee of 1.00% of the total redemption amount on all shares redeemed within 30 days of purchase. For the year ended September 30, 2016, the Fund received $5,970 and $8,016 in redemption fees for Class A and Class I Shares, respectively.

Note 6 – Investment Transactions
For the year ended September 30, 2016, purchases and sales of investments, excluding short-term investments, were $1,049,926,051 and $815,315,518, respectively. Proceeds from securities sold short and cover short securities were $208,008,654 and $139,230,810, respectively, for the same period.

Note 7 – Distribution Plan
The Trust, on behalf of the Fund, has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act that allows the Fund to pay distribution fees for the sale and distribution of its shares. With respect to Class A, the Plan provides for the payment of distribution fees at the annual rate of up to 0.25% of average daily net assets. Class I does not pay any distribution fees.

For the year ended September 30, 2016, distribution fees incurred are disclosed on the Statement of Operations.

Vivaldi Merger Arbitrage Fund
NOTES TO FINANCIAL STATEMENTS - Continued
September 30, 2016

Note 8 – Shareholder Servicing Plan
The Trust, on behalf of the Fund, has adopted a Shareholder Servicing Plan to pay a fee at an annual rate of up to 0.15% of average daily net assets of Class A shares and 0.10% of average daily net assets of Class I shares serviced by shareholder servicing agents who provide administrative and support services to their customers.

For the year ended September 30, 2016, shareholder servicing fees incurred are disclosed on the Statement of Operations.

Note 9 – Indemnifications
In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

Note 10 – Fair Value Measurements and Disclosure
Fair Value Measurements and Disclosures defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or a liability, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement.

Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of the Fund’s investments. These inputs are summarized into three broad levels as described below:

•	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

•
Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

•
Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Vivaldi Merger Arbitrage Fund
NOTES TO FINANCIAL STATEMENTS - Continued
September 30, 2016

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used, as of September 30, 2016, in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2	Level 3**	Total
Assets
Investments
Common Stocks*	$242,145,826	$-	$-	$242,145,826
Purchased options contracts	-	9,327	-	9,327
Short-Term Investments	78,641,176	-	-	78,641,176
Total Assets	$320,787,002	$9,327	$-	$320,796,329

Liabilities
Securities Sold Short
Common Stocks*	$73,376,426	$-	$-	$73,376,426
Total Liabilities	$73,376,426	$-	$-	$73,376,426

*	All common stocks held in the Fund are Level 1 securities. For a detailed break-out of common stocks by major industry classification, please refer to the Schedule of Investments.
**	The Fund did not hold any Level 3 securities at period end.

Transfers between levels 1, 2 or 3 are recognized at the end of the reporting period. There were no transfers between Levels at period end.

Note 11 – Derivative and Hedging Disclosure
Derivatives and Hedging requires enhanced disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effects on the Fund’s financial position, performance and cash flows. The Fund invested in options contracts during the year ended September 30, 2016.

The effects of these derivative instruments on the Fund’s financial position and financial performance as reflected in the Statements of Assets and Liabilities and Statements of Operations are presented in the tables below. The fair values of derivative instruments as of September 30, 2016 by risk category are as follows:

	Asset Derivatives
Derivatives not designated as hedging instruments	Statement of Asset and Liabilities Location	Value
Equity contracts	Purchased options contracts, at value	$9,327

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not designated as hedging instruments	Purchased Options Contracts	Written Options Contracts
Equity contracts	$(65,978)	$33,275
Total	$(65,978)	$33,275

Vivaldi Merger Arbitrage Fund
NOTES TO FINANCIAL STATEMENTS - Continued
September 30, 2016

Change in Unrealized Appreciation/Depreciation on Derivatives Recognized in Income
Derivatives not designated as hedging instruments	Purchased Options Contracts	Total
Equity contracts	$60	$60
Total	$60	$60

The number of contracts is included on the Schedule of Investments. The quarterly average volumes of derivative instruments as of September 30, 2016 are as follows:

Derivatives not designated as hedging instruments
Equity contracts	Purchased options contracts	Number of contracts	10
Equity contracts	Written options contracts	Number of contracts	(16)

Note 12 - Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures
Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures require an entity to modify accounting for repurchase-to-maturity transactions and repurchase financing arrangements, as well as modify required disclosures for repurchase agreements, securities lending transactions, and repurchase-to-maturity transactions that are accounted for as secured borrowings. Management has evaluated the impact on the financial statement disclosures and determined that there is no effect.

Note 13 - Recently Issued Accounting Pronouncements
In May 2015, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2015-07 Disclosure for Investments in Certain Entities that Calculate Net Asset Value per Share (or Its Equivalent). The amendments in ASU No. 2015-07 remove the requirement to categorize within the fair value hierarchy investments measured using the net asset value per share ("NAV") practical expedient. The ASU also removes certain disclosure requirements for investments that qualify, but do not utilize, the NAV practical expedient. The amendments in the ASU are effective for fiscal years beginning after December 15, 2015, and interim periods within those fiscal years. Management is currently evaluating the impact these changes will have on the Fund’s financial statements and related disclosures.

Note 14 – Borrowing
The Fund has entered into a borrowing agreement with BNP Paribas (acting through its New York Branch). The Fund may borrow amounts up to one-third of the value of its assets. The Fund is charged interest of one-month Libor plus 1.10% for borrowing under this agreement. The average outstanding borrowings and average interest rate on the 107 days with borrowings by the Fund during the year ended September 30, 2016 were $5,848,043 and 1.43%, respectively. As of September 30, 2016, the Fund had no outstanding borrowings.

Note 15 – Events Subsequent to the Fiscal Period End
The Fund has adopted financial reporting rules regarding subsequent events which require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. Management has evaluated the Fund’s related events and transactions that occurred through the date of issuance of the Fund’s financial statements. There were no events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Fund’s financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of the
Vivaldi Merger Arbitrage Fund and the
Board of Trustees of
Investment Managers Series Trust II

We have audited the accompanying statement of assets and liabilities of the Vivaldi Merger Arbitrage Fund (the “Fund”), a series of Investment Managers Series Trust II, including the schedule of investments, as of September 30, 2016, and the related statement of operations, the statement of changes in net assets and the financial highlights for the year then ended.  These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States).   Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.   The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.   Accordingly, we express no such opinion.   An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2016, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies were not received. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Vivaldi Merger Arbitrage Fund as of September 30, 2016, and the results of its operations, the changes in its net assets and financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
November 29, 2016

Vivaldi Merger Arbitrage Fund
SUPPLEMENTAL INFORMATION (Unaudited)

Qualified Dividend Income
For the year ended September 30, 2016, 100% of the dividends to be paid from net investment income, including short-term capital gains (if any) from the Fund, are designated as qualified dividend income.

Corporate Dividends Received Deduction
For the year ended September 30, 2016, 100% of the dividends to be paid from net investment income, including short-term capital gains (if any) from the Fund, are designated as dividends received deduction available to corporate shareholders.

Trustees and Officers Information
Additional information about the Trustees is included in the Fund’s Statement of Additional Information which is available, without charge, upon request by calling (844) 441-4440. The Trustees and officers of the Fund and their principal occupations during the past five years are as follows:

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
“Independent” Trustees:
Thomas Knipper, CPA [a] (Born 1957) Trustee	Since September 2013	Vice President and Chief Compliance Officer, Ameritas Investment Partners, a registered investment advisor (1995 - present).	12	None.
Kathleen K. Shkuda [a] (born 1951) Trustee	Since September 2013	Zigzag Consulting, a financial services consulting firm (2008 - present). Director, Managed Accounts, Merrill Lynch (2007 - 2008).	12	None.
Larry D. Tashjian [a] (born 1953) Trustee and Chairman of the Board	Since September 2013	Principal, CAM Capital Advisors, a family office (2001 - present).	12	General Finance Corporation.
John P. Zader [a] (born 1961) Trustee	Since September 2013	Retired (June 2014 - present). CEO, UMB Fund Services, Inc., a mutual fund and hedge fund service provider, and the transfer agent, fund accountant, and co-administrator for the Fund (2006 - June 2014).	12	Investment Managers Series Trust, a registered investment company (includes 81 portfolios).
Interested Trustee:
Eric M. Banhazl b† (born 1957) Trustee	Since September 2013	Chairman (2016 - present), and President (2006 - 2015), Mutual Fund Administration, LLC, co-administrator for the Fund. Trustee and Vice President, Investment Managers Series Trust II (September 2013 - January 2016).	12	Investment Managers Series Trust, a registered investment company (includes 81 portfolios).

Vivaldi Merger Arbitrage Fund
SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Officers of the Trust:
Terrance P. Gallagher [a] (born 1958) President	Since September 2013	Executive Vice President, UMB Fund Services, Inc. (2007 - present). Director of Compliance, Unified Fund Services Inc. (now Huntington Fund Services), a mutual fund service provider (2004 - 2007).	N/A	N/A
Rita Dam [b] (born 1966) Treasurer and Assistant Secretary	Since September 2013	Co-Chief Executive Officer (2016 - present), and Vice President (2006 - 2015), Mutual Fund Administration, LLC.	N/A	N/A
Joy Ausili [b] (born 1966) Vice President and Assistant Secretary	Since January 2016
Co-Chief Executive Officer (2016 - present), and Vice President (2006 - 2015), Mutual Fund Administration, LLC. Secretary and Assistant Treasurer, Investment Managers Series Trust (September 2013 - January 2016).
			N/A	N/A
Diane Drake [b] (born 1967) Secretary	Since January 2016	Senior Counsel, Mutual Fund Administration, LLC (October 2015 - present). Managing Director and Senior Counsel (2010 - 2015), BNY Mellon Investment Servicing (US) Inc.	N/A	N/A
Martin Dziura [b] (born 1959) Chief Compliance Officer	Since September 2013
Principal, Dziura Compliance Consulting, LLC (October 2014 - present). Managing Director, Cipperman Compliance Services (2010 - September 2014). Chief Compliance Officer, Hanlon Investment Management
(2009 - 2010). Vice President − Compliance, Morgan Stanley Investment Management (2000 - 2009).
			N/A	N/A

a	Address for certain Trustees and certain officers: 235 W. Galena Street, Milwaukee, Wisconsin 53212.
b	Address for Mr. Banhazl, Ms. Ausili, Ms. Dam, and Ms. Drake: 2220 E. Route 66, Suite 226, Glendora, California 91740. Address for Mr. Dziura: 39 Stafford Square, Boyertown, Pennsylvania 19512.
c	Trustees and officers serve until their successors have been duly elected.
†	Mr. Banhazl is an “interested person” of the Trust by virtue of his position with Mutual Fund Administration, LLC.

Vivaldi Merger Arbitrage Fund
EXPENSE EXAMPLE
For the Six Months Ended September 30, 2016 (Unaudited)

Expense Example
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs including sales charges (loads) on purchase payments on certain classes; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (Class A only) and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2016 to September 30, 2016.

Actual Expenses
The information in the row titled “Actual Performance” of the table below provides actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate row under the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information in the row titled “Hypothetical (5% annual return before expenses)” of the table below provides hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (load) or contingent deferred sales charges. Therefore, the information in the row titled “Hypothetical (5% annual return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Beginning Account Value	Ending Account Value	Expenses Paid During Period*
		4/1/16	9/30/16	4/1/16 – 9/30/16
Class A	Actual Performance	$ 1,000.00	$ 984.60	$ 12.97
	Hypothetical (5% annual return before expenses)	1,000.00	1,011.93	13.15
Class I	Actual Performance	1,000.00	986.60	11.41
	Hypothetical (5% annual return before expenses)	1,000.00	1,013.51	11.56

*
Expenses are equal to the Fund’s annualized expense ratios of 2.61% and 2.30% for the Class A and Class I shares, respectively, multiplied by the average account values over the period, multiplied by 183/366 (to reflect the six month period) for Class A shares and Class I shares. The expense ratios reflect an expense waiver. Assume all dividends and distributions were reinvested.

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Vivaldi Merger Arbitrage Fund
A series of Investment Managers Series Trust II

Investment Advisor
Vivaldi Asset Management, LLC
225 West Wacker, Suite 2100
Chicago, Illinois 60606

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania 19103

Custodian
UMB Bank, n.a.
928 Grand Boulevard, 5th Floor
Kansas City, Missouri 64106

Fund Co-Administrator
Mutual Fund Administration, LLC
2220 E. Route 66, Suite 226
Glendora, California 91740

Fund Co-Administrator, Transfer Agent and Fund Accountant
UMB Fund Services, Inc.
235 W. Galena Street
Milwaukee, Wisconsin 53212

Distributor
IMST Distributors, LLC
Three Canal Plaza, Suite 100
Portland, Maine 04101
www.foreside.com

FUND INFORMATION

	TICKER	CUSIP
Vivaldi Merger Arbitrage Fund - Class A	VARAX	46141T 877
Vivaldi Merger Arbitrage Fund - Class I	VARBX	46141T 869

Privacy Principles of the Vivaldi Merger Arbitrage Fund for Shareholders
The Fund is committed to maintaining the privacy of its shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

This report is sent to shareholders of the Vivaldi Merger Arbitrage Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Proxy Voting Policies and Procedures
A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund (toll-free) at (877) 779-1999 or on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Proxy Voting Record
Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling the Fund (toll-free) at (877) 779-1999 or by accessing the Fund’s Form N-PX on the SEC’s website at www.sec.gov.

Form N-Q Disclosure
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC website at www.sec.gov or by calling the Fund (toll-free) at (877) 779-1999. The Fund’s Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Vivaldi Merger Arbitrage Fund
P.O. Box 2175
Milwaukee, WI 53201
Toll Free: (877) 779-1999

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 1-855-550-5090.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the Registrant has determined that the Registrant has the following “audit committee financial experts” as defined in Item 3(b) of Form N-CSR serving on its Audit Committee: Messrs. Thomas Knipper and John P. Zader. The audit committee financial experts are “independent” as that term is defined in Item 3(a)(2) of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. "Audit services" refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. "Audit-related services" refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. "Tax services" refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no "other services" provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 9/30/2016	FYE 9/30/2015
Audit Fees	$12,500	N/A
Audit-Related Fees	N/A	N/A
Tax Fees	$2,500	N/A
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait Weller applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 9/30/2016	FYE 9/30/2015
Audit-Related Fees	0%	N/A
Tax Fees	0%	N/A
All Other Fees	0%	N/A

All of the principal accountant's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant's accountant for services to the registrant and to the registrant's investment advisor (and any other controlling entity, etc.—not sub-advisor) for the last two years. The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment advisor is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant's independence.

Non-Audit Related Fees	FYE 9/30/2016	FYE 9/30/2015
Registrant	N/A	N/A
Registrant’s Investment Advisor	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed February 9, 2015.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Investment Managers Series Trust II

By (Signature and Title)	/s/ Terrance Gallagher
Terrance Gallagher, President

Date	12/09/2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Terrance Gallagher
Terrance Gallagher, President

Date	12/09/2016

By (Signature and Title)	/s/ Rita Dam
Rita Dam, Treasurer

Date	12/09/2016